SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 20, 2005 (July 15, 2005)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merrimack Street	01852
Lowell, Massachusetts	(Zip Code)
(address of principal executive offices)

(978) 459-9000

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.              Financial Statements and Exhibits

(c)                              Each of the Salary Continuation Agreements that were included as an exhibit to this report as originally filed on July 20, 2005 (Exhibits 10.39.1, 10.39.2 and 10.39.3) inadvertently omitted the Schedule A to the agreement.  The applicable Schedule A to each of such Salary Continuation Agreements is included herewith and made a part of the Salary Continuation Agreement to which it applies as previously filed.

[Remainder of Page Intentionally Blank]

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: February 23, 2006	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer

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Plan Year Reporting

Salary Continuation Plan

Schedule A

George L. Duncan

Birth Date: 6/8/1940 Plan Anniversary Date: 1/1/2006 Normal Retirement: 6/8/2008, Age 68 Normal Retirement Payment: Monthly for 20 years				Early Termination		Disability		Change of Control		Pre-retire. Death Benefit
				Monthly Installments Payable at Termination for 20 Years		Monthly Installments Payable at Normal Retirement Date for 20 Years		Monthly Installments Payable at Termination for 20 Years		Monthly Installments
Period Ending	Discount Rate	Benefit Level	Account Value	Vesting	Based On Account Value	Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
Dec 2004			381,532	100%	38,295	100%	149,500	100%	149,500	149,500
12/31/2004 Accrual Balance Rollover
Dec 2005 (1)	8.00%	149,500	667,199	100%	66,969	100%	149,500	100%	149,500	149,500
Dec 2006	8.00%	149,500	976,576	100%	98,022	100%	149,500	100%	149,500	149,500
Dec 2007	8.00%	149,500	1,311,631	100%	131,652	100%	149,500	100%	149,500	149,500
Jun 2008	8.00%	149,500	1,489,447	100%	149,500	100%	149,500	100%	149,500	149,500
June 8, 2008 Retirement; July 31, 2008 First Payment Date

(1)          The first line reflects 12 months of data, January 2005 to December 2005.

*                 IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT.

Plan Year Reporting

Salary Continuation Plan
Schedule A

Robert R. Gilman

Birth Date: 3/24/1945 Plan Anniversary Date : 1/1/2006 Normal Retirement: 3/24/2008, Age 63 Normal Retirement Payment: Monthly for 20 years				Early Termination		Disability		Change of Control		Pre-retire. Death Benefit
				Monthly Installments Payable at Termination for 20 Years		Monthly Installments Payable at Normal Retirement Date for 20 Years		Monthly Installments Payable at Termination for 20 Years		Monthly Installments
Period Ending	Discount Rate	Benefit Level	Account Value	Vesting	Based On Account Value	Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
Dec 2004			46,940	100%	4,711	100%	31,000	100%	31,000	31,000
12/31/2004 Accrual Balance Rollover
Dec 2005 (1)	8.00%	31,000	120,427	100%	12,088	100%	31,000	100%	31,000	31,000
Dec 2006	8.00%	31,000	200,013	100%	20,076	100%	31,000	100%	31,000	31,000
Dec 2007	8.00%	31,000	286,205	100%	28,727	100%	31,000	100%	31,000	31,000
Mar 2008	8.00%	31,000	308,849	100%	31,000	100%	31,000	100%	31,000	31,000
March 24, 2008 Retirement; April 30, 2008 First Payment Date

(1) The first line reflects 12 months of data, January 2005 to December 2005.

*IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT.

Plan Year Reporting

Salary Continuation Plan

Schedule A

Richard W. Main

Birth Date: 4/3/1947 Plan Anniversary Date: 1/1/2006 Normal Retirement: 4/3/2010, Age 63 Normal Retirement Payment: Monthly for 20 years				Early Termination		Disability		Change of Control		Pre-retire. Death Benefit
				Monthly Installments Payable at Termination for 20 Years		Monthly Installments Payable at Normal Retirement Date for 20 Years		Monthly Installments Payable at Termination for 20 Years		Monthly Installments
Period Ending	Discount Rate	Benefit Level	Account Value	Vesting	Based On Account Value	Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
Dec 2004			80,774	100%	8,108	100%	95,300	100%	95,300	95,300
12/31/2004 Accrual Balance Rollover
Dec 2005 (1)	8.00%	95,300	216,819	100%	21,763	100%	95,300	100%	95,300	95,300
Dec 2006	8.00%	95,300	364,157	100%	36,551	100%	95,300	100%	95,300	95,300
Dec 2007	8.00%	95,300	523,723	100%	52,568	100%	95,300	100%	95,300	95,300
Dec 2008	8.00%	95,300	696,533	100%	69,913	100%	95,300	100%	95,300	95,300
Dec 2009	8.00%	95,300	883,686	100%	88,698	100%	95,300	100%	95,300	95,300
Apr 2010	8.00%	95,300	949,460	100%	95,300	100%	95,300	100%	95,300	95,300
April 3, 2010 Retirement; May 31, 2010 First Payment Date

(1) The first line reflects 12 months of data, January 2005 to December 2005

*IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT.